JACKSON NATIONAL LIFE INSURANCE COMPANY ~ RESTRICTED SECURITIES/AFFILIATES LIST

(Updated as of April 2021 by Jackson's Legal Department)

RESTRICTED SECURITIES

COMPANY
Athene Global Funding
Jackson National Life Global Funding

SPECIAL RESTRICTS BASED UPON MINORITY INTEREST

COMPANY	STATE OF ORGANIZATION	CONTROL/OWNERSHIP
Athene Co-Invest Reinsurance Affiliate 1A Ltd. *(indirect subsidiary of Athene Holding Ltd. (NYSE:ATH) (Athene), the publicly traded ultimate parent)+*	Bermuda	9.9% ownership of Jackson Financial Inc.++

\+ Athene Co-Invest Reinsurance Affiliates 1A Ltd., Athene Holding Ltd., and Apollo Global Management, Inc., parent of Athene should all be included on your restrict lists, pursuant to 1940 Act guidelines.

++Jackson National Life Insurance Company is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc.
Prudential plc owns a majority interest in Jackson Financial Inc.
Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in Jackson Financial Inc.

AFFILIATES

COMPANY	STATE OF ORGANIZATION	CONTROL/OWNERSHIP IF PUBLICLY TRADED, NOTED WITH COMPANY NUMBER AND HIGHLIGHTED IN YELLOW IF BROKER/DEALER, NOTED WITH IDENTIFIERS AND HIGHLIGHTED IN GREEN
Allied Life Brokerage Agency, Inc.	Iowa	100% Jackson National Life Insurance Company
AVIC Jianyin Co. Ltd.	China	70% Gongqing City Xinhang Co. Ltd.
Beijing Guosheng Property Management Company Limited	China	100% CITC-Prudential Life Insurance Company Limited
Beijing Representative Office of Prudential Corporation Asia Limited	Hong Kong	100% Prudential Corporation Asia Limited
BOCI – Prudential Asset Management Limited	Hong Kong	36% Prudential Corporation Holdings Limited
BOCI – Prudential Trustee Limited	Hong Kong	36% Prudential Corporation Holdings Limited
Brier Capital LLC	Michigan	100% Brooke Life Insurance Company
Brooke Life Insurance Company	Michigan	100% Jackson Holdings LLC
CITIC – CP Asset Management Co., Ltd.	China	55% CITIC-Prudential Fund Management Company Limited
CITIC – Prudential Asset Management Company Ltd.	China	100% CITIC – Prudential Life Insurance Company Limited

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Company	State of Organization	Control/Ownership If Publicly Traded, Noted with Company Number and Highlighted in Yellow If Broker/Dealer, Noted with Identifiers and Highlighted in Green
CITIC – Prudential Fund Management Company Limited	China	49% Prudential Corporation Holdings Limited
CITIC – Prudential Life Insurance Company Limited	China	50% Prudential Corporation Holdings Limited
Eastspring Al-Wara Investments Berhad	Malaysia	100% Eastspring Investments Group Pte. Ltd.
Eastspring Asset Management Korea Co. Ltd.	Korea	100% Prudential Corporation Holdings Limited
Eastspring Investment Management (Shanghai) Company Limited	China	100% Eastspring Investments (Hong Kong) Limited
Eastspring Investments (Hong Kong) Limited	Hong Kong	100% Prudential Corporation Holdings Limited
Eastspring Investments (Luxembourg) S.A.	Luxembourg	100% Prudential Holdings Limited
Eastspring Investments (Singapore) Limited	Singapore	Broker/Dealer / *Identifiers:* *
Eastspring Investments Berhad	Malaysia	100% Eastspring Investments Group Pte. Ltd.
Eastspring Investments Fund Management Limited Liability Company	Vietnam	100% Prudential Vietnam Assurance Private Ltd
Eastspring Investments Group Pte. Ltd.	Singapore	100% Prudential Corporation Holdings Limited
Eastspring Investments Incorporated	Delaware	100% Eastspring Investments Group Pte. Ltd.
Eastspring Investments Limited	Japan	100% Eastspring Investments Group Pte. Ltd.
Eastspring Investments Services Pte. Ltd.	Singapore	100% Prudential Singapore Holdings Pte. Limited
Eastspring Overseas Investment Fund Management (Shanghai) Company Limited	China	100% Eastspring Investment Management (Shanghai) Company Limited
Eastspring Securities Investment Trust Co. Ltd.	Taiwan	99.54% Prudential Corporation Holdings Limited
Furnival Insurance Company PCC Limited	Guernsey	100% Prudential Group Holdings Limited
Gongqing City Xinhang Co. Ltd.	China	99.90% CITIC-Prudential Life Insurance Company Limited
GS Twenty Two Limited	England	100% Prudential Group Holdings Limited
Hermitage Management, LLC	Michigan	100% Jackson National Life Insurance Company
Hyde Holdco 1 Limited	England	100% Prudential Group Holdings Limited
ICICI Prudential Asset Management Company Limited	India	48.9% Prudential Corporation Holdings Limited
ICICI Prudential Life Insurance Company Limited	India	Publicly Traded / *Company Number*: L66010MH2000PLC127837
ICICI Prudential Pension Funds Management Company Ltd.	India	99.9% ICICI Prudential Life Insurance Company Limited
ICICI Prudential Trust Limited	India	49% Prudential Corporation Holdings Limited
Jackson Charitable Foundation, Inc.	Michigan	100% Jackson National Life Insurance Company
Jackson Finance LLC	Michigan	100% Jackson Financial Inc.
Jackson Financial Inc.	Delaware	90.1% Prudential (US Holdco 1) Limited
Jackson Holdings LLC	Delaware	100% Jackson Financial Inc.

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Company	State of Organization	Control/Ownership If Publicly Traded, Noted with Company Number and Highlighted in Yellow If Broker/Dealer, Noted with Identifiers and Highlighted in Green
Jackson National Asset Management, LLC	Michigan	100% Jackson National Life Insurance Company
Jackson National Life (Bermuda) Ltd.	Bermuda	100% Jackson National Life Insurance Company
Jackson National Life Distributors LLC	Delaware	Broker/Dealer / *Identifiers:* CRD#: 40178; SEC#: 8-48984
Jackson National Life Insurance Agency, LLC	Illinois	100% Jackson National Life Distributors LLC
Jackson National Life Insurance Company of New York	New York	100% Jackson National Life Insurance Company
M&G Real Estate Asia Holding Company Pte. Ltd	Singapore	33% Eastspring Investments Group Pte. Ltd.
M&G Real Estate Asia Pte. Ltd.	Singapore	100% M&G Real Estate Asia Holding Company Pte. Ltd.
M&G Real Estate Japan Co., Ltd.	Japan	100% M&G Real Estate Asia Holding Company Pte. Ltd.
M&G Real Estate Korea Co., Ltd.	Korea	100% M&G Real Estate Asia Holding Company Pte. Ltd.
Mission Plans of America, Inc.	Texas	100% Jackson National Life Insurance Company
National Planning Holdings LLC	Delaware	100% Jackson National Life Insurance Company
North Sathorn Holdings Company Limited	Thailand	48.9% Prudential Corporation Holdings Limited
PCA IP Services Limited	Hong Kong	100% Prudential Corporation Holdings Limited
PCA Life Assurance Co. Ltd.	Taiwan	99.79% Prudential Corporation Holdings Limited
PCA Reinsurance Co. Ltd.	Labuan	100% Prudential Holdings Limited
PGDS (US One) LLC	Delaware	100% Jackson National Life Insurance Company
PPM America Capital Partners III, LLC	Delaware	60.50% PPM America, Inc.
PPM America Capital Partners IV, LLC	Delaware	34.50% PPM America, Inc.
PPM America Capital Partners V, LLC	Delaware	34% PPM America, Inc.
PPM America Capital Partners VI, LLC	Delaware	32% PPM America, Inc.
PPM America Capital Partners VII, LLC	Delaware	15.98% PPM America, Inc.
PPM America, Inc.	Delaware	100% PPM Holdings, Inc.
PPM Funds	Massachusetts	Publicly Traded / *Company Number:* 1298727
PPM Holdings, Inc.	Delaware	100% Jackson Holdings LLC
PPM Loan Management Company, LLC	Delaware	100% PPM Loan Management Holding Company, LLC
PPM Loan Management Holding Company, LLC	Delaware	99.9% Jackson National Life Insurance Company 0.01% PPM America, Inc.
Prudential plc	England	Publicly Traded / *Company Number*: 01397169
Prenetics Limited	Hong Kong	18.01% Prudential Hong Kong Limited

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COMPANY	STATE OF ORGANIZATION	CONTROL/OWNERSHIP IF PUBLICLY TRADED, NOTED WITH COMPANY NUMBER AND HIGHLIGHTED IN YELLOW IF BROKER/DEALER, NOTED WITH IDENTIFIERS AND HIGHLIGHTED IN GREEN
Pru Life Insurance Corporation of UK	Philippines	99.99% Prudential Corporation Holdings Limited
Pru Life UK Asset Management and Trust Corporation	Philippines	99.99% Pru Life Insurance Corporation of U.K.
Prudence Foundation	Hong Kong	100% Prudential Corporation Holdings Limited
Prudential (Cambodia) Life Assurance Plc	Cambodia	100% Prudential Corporation Holdings Limited
Prudential (US Holdco 1) Limited	England	100% Prudential Corporation Asia Limited
Prudential Africa Holdings Limited	England	100% Prudential Corporation Asia Limited
Prudential Africa Services Limited	Kenya	99% Prudential Africa Holdings Limited 1% GS Twenty Two Limited
Prudential Assurance Company Singapore (Pte) Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Assurance Malaysia Berhad	Malaysia	100% Sri Han Suria Sdn Berhad
Prudential Assurance Uganda Limited	Uganda	99.99999% Prudential Africa Holdings Limited 0.00001% GS Twenty Two Limited
Prudential BeGeneral Insurance S.A.	Cote d'Ivoire	94.9% Prudential Beneficial Life Insurance Cameroon S.A. 5% Prudential BeLife Insurance S.A. 0.001% Prudential Africa Holdings Limited
Prudential BeLife Insurance S.A.	Cote d'Ivoire	67.49% Prudential Beneficial Life Insurance Cameroon S.A. 25.83% Prudential Beneficial Life Insurance Togo S.A. 6.66% Prudential Beneficial General Insurance Cameroon S.A. 0.00033% Prudential Africa Holdings Limited
Prudential Beneficial General Insurance Cameroon S.A.	Cameroon	98.11% Prudential Beneficial Life Insurance Cameroon S.A. 0.00033% Prudential Africa Holdings Limited
Prudential Beneficial Life Insurance Cameroon S.A.	Cameroon	51% Prudential Africa Holdings Limited
Prudential Beneficial Life Insurance Togo S.A.	Togo	98.66% Prudential Beneficial Life Insurance Cameroon S.A. 1.33% Prudential Beneficial General Insurance Cameroon S.A. 0.00033% Prudential Africa Holdings Limited
Prudential BSN Takaful Berhad	Malaysia	49% Prudential Corporation Holdings Limited
Prudential Corporation Asia Limited	Hong Kong	100% Prudential plc
Prudential Corporation Holdings Limited	England	100% Prudential Holdings Limited
Prudential General Insurance Hong Kong Limited	Hong Kong	100% Prudential Corporation Asia Limited
Prudential Group Holdings Limited	England	100% Prudential plc
Prudential Group Secretarial Services Limited	England	100% Prudential Group Holdings Limited

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COMPANY	STATE OF ORGANIZATION	CONTROL/OWNERSHIP IF PUBLICLY TRADED, NOTED WITH COMPANY NUMBER AND HIGHLIGHTED IN YELLOW IF BROKER/DEALER, NOTED WITH IDENTIFIERS AND HIGHLIGHTED IN GREEN
Prudential Group Secretarial Services HK Limited	Hong Kong	100% Prudential Corporation Asia Limited
Prudential Holdings Limited	Scotland	100% Prudential Corporation Asia Limited
Prudential Hong Kong Limited	Hong Kong	100% Prudential Corporation Asia Limited
Prudential International Treasury Limited	Hong Kong	100% Prudential Corporation Asia Limited
Prudential IP Services Limited	England	100% Prudential Group Holdings Limited
Prudential Life Assurance (Lao) Company Ltd	Laos	99.99% Prudential Corporation Holdings Ltd 0.01% Prudential Holdings Limited
Prudential Life Assurance (Thailand) Public Company Limited	Thailand	51.21% Staple Limited 48.72% Prudential Corporation Holdings Limited
Prudential Life Assurance Kenya Limited	Kenya	100% Prudential Africa Holdings Limited
Prudential Life Assurance Zambia Limited	Zambia	99.99% Prudential Africa Holdings Limited 0.00001% GS Twenty Two Limited
Prudential Life Insurance Ghana Limited	Ghana	100% Prudential Africa Holdings Limited
Prudential Life Vault Limited	Nigeria	99.99996% Prudential Africa Holdings Limited 0.00004% GS Twenty Two Limited
Prudential Myanmar Life Insurance Limited	Myanmar	100% Prudential Hong Kong Limited
Prudential Pensions Management Zambia Limited	Zambia	49% Prudential Africa Holdings Limited
Prudential Services Asia Sdn Bhd	Malaysia	84.96% Prudential Corporation Holdings Limited 15.04% Sri Han Suria Sdn. Bhd.
Prudential Services Limited	England	100% Prudential Group Holdings Limited
Prudential Services Singapore Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Singapore Holdings Pte Limited	Singapore	100% Prudential Corporation Holdings Limited
Prudential Technology and Services India Private Limited	India	99.99% Prudential Corporation Holdings Limited 0.00001% Prudential Holdings Limited
Prudential Vietnam Assurance Private Limited	Vietnam	100% Prudential Corporation Holdings Limited
Prudential Zenith Life Insurance Company Limited	Nigeria	49% Prudential Africa Holdings Limited 2% Prudential Life Vault Limited
PT Eastspring Investments Indonesia	Indonesia	99% Eastspring Investments (Hong Kong) Limited; 1% PT Prudential Life Assurance
PT Prudential Life Assurance	Indonesia	94.62% Prudential Corporation Holdings Limited
Pulse EcoSystems Pte Ltd	Singapore	100% Prudential Corporation Holdings Limited

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Company	State of Organization	Control/Ownership If Publicly Traded, Noted with Company Number and Highlighted in Yellow If Broker/Dealer, Noted with Identifiers and Highlighted in Green
PVFC Financial Limited	Hong Kong	100% Prudential Corporation Asia Limited
REALIC of Jacksonville Plans, Inc.	Texas	100% Jackson National Life Insurance Company
ROP, Inc.	Delaware	100% Jackson National Life Insurance Company
Shenzhen Prudential Technology Limited	China	100% Prudential Corporation Holdings Limited
Squire Capital I LLC	Michigan	100% Jackson National Life Insurance Company
Squire Capital II LLC	Michigan	100% Jackson National Life Insurance Company
Squire Reassurance Company II, Inc.	Michigan	100% Jackson National Life Insurance Company
Squire Reassurance Company LLC	Michigan	100% Jackson National Life Insurance Company
Sri Han Suria Sdn Berhad	Malaysia	50.999% Prudential Corporation Holdings Limited 0.001% PCA IP Services Limited
Staple Limited	Thailand	48.99% Prudential Corporation Holdings Limited
Thanachart Fund Management Co., Ltd.	Thailand	50.09% Prudential Corporation Holdings Limited 0.00001% Prudential Holdings Limited
TMB Asset Management Co., Ltd.	Thailand	64.99999% Prudential Corporation Asia Limited 0.00001% Prudential Corporation Holdings Limited
VFL International Life Company SPC, Ltd.	Cayman Islands	100% Jackson National Life Insurance Company

*Eastspring Singapore does not hold broker/dealer licence in the U.S. but holds a Capital Markets Services license for dealing in capital market products (including securities) in Singapore as regulated by the Monetary Authority of Singapore ("MAS")). There is no identifier such as CRD, SEC# in Singapore but the licence status can be found via MAS official website: https://eservices.mas.gov.sg/fid/institution/detail/808-EASTSPRING-INVESTMENTS-SINGAPORE-LIMITED.

Open-End Management Investment Companies Registered with the U.S. Securities and Exchange Commission, *in accord with the provisions of the 1940 Act*
JNL Investors Series Trust
JNL Series Trust

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